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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 19, 2002

                           JUPITER MEDIA METRIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)
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                000-25943                                                  11-3374729
        (COMMISSION FILE NUMBER)                              (I.R.S. EMPLOYER IDENTIFICATION NO.)

       21 ASTOR PLACE, 6TH FLOOR,                                            10003
           NEW YORK, NEW YORK                                              (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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                                 (212) 780-6060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS.

         On February 18, 2002, Jupiter Media Metrix, Inc. (the "Company"), NetRatings, Inc. ("NetRatings"), Sonoma Acquisition Corp., LLC ("Merger Sub"), and each of the subsidiaries of the Company identified on the signature page thereto, entered into a Mutual Termination Agreement and Release (the "Termination Agreement"), pursuant to which the parties mutually agreed to terminate the Agreement and Plan of Merger, dated as of October 25, 2001, as amended (the "Merger Agreement"), by and among NetRatings, Merger Sub and the Company, the related Loan and Security Agreement (the "Loan Agreement") and other ancillary agreements associated with the Merger Agreement and the Loan Agreement. A copy of the Termination Agreement is attached hereto as Exhibit
99.1 and is hereby incorporated by reference in its entirety.

         The Company issued a joint press release with NetRatings, Inc. on February 19, 2002, announcing that the two companies had mutually agreed to terminate the Merger Agreement and the Loan Agreement. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference in its entirety.

         As a result of the termination of the Merger with NetRatings, the Company will have to raise additional funds or divest itself of portions of its business. The Company cannot be sure that additional financing or divestitures will be available on terms favorable to it, or at all. If adequate funds are not available when required, the Company may be forced to curtail or cease its operations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

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Exhibit No.
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99.1              Mutual Termination Agreement and Release, dated as of February
                  18, 2002, by and among NetRatings, Inc., Sonoma Acquisition Corp., LLC, Jupiter Media Metrix, Inc. and each of the subsidiaries of Jupiter Media Metrix identified on the signature page thereto.

99.2              Joint Press Release, dated February 19, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JUPITER MEDIA METRIX, INC.
                                    --------------------------------------------
                                    (Registrant)


                                    By:      /s/ Jean Robinson
                                       -----------------------------------------
                                    Name:  Jean Robinson
                                    Title:   Chief Financial Officer

Dated: February 19, 2002
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Exhibit No.                 Exhibit Index
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99.1              Mutual Termination Agreement and Release, dated as of February
                  18, 2002, by and among NetRatings, Inc., Sonoma Acquisition Corp., LLC, Jupiter Media Metrix, Inc. and each of the subsidiaries of Jupiter Media Metrix identified on the signature page thereto.

99.2              Joint Press Release, dated February 19, 2002.
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